UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08753

Name of Fund: BlackRock MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniHoldings California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 12/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock MuniHoldings                                                 BLACKROCK
California Insured Fund, Inc.

SEMI-ANNUAL REPORT  |  DECEMBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniHoldings California Insured Fund, Inc.

Portfolio Information as of December 31, 2006

                                                                     Percent of
                                                                        Total
Quality Ratings by S&P/Moody's                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa .............................................................  94.4%
A/A .................................................................   3.7
Other* ..............................................................   1.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

Announcement of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed until and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by March 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by April 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MUC


2    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

A Letter to Shareholders

Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006                                       6-month     12-month
================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                 +12.74%      +15.79%
------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                + 9.38       +18.37
------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)           +14.69       +26.34
------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                         + 5.09       + 4.33
------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)              + 4.55       + 4.84
------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                           + 8.14       +11.92
------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

                                           Sincerely,


                                           /s/ Robert C. Doll, Jr.

                                           Robert C. Doll, Jr.
                                           President and Director


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006   3

A Discussion With Your Fund's Portfolio Manager

      We increased the portfolio's duration toward a more neutral position, consistent with the recommendation of our internal Investment Committee, through the purchase of some longer-maturity municipal bonds.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields generally moved lower during the past six months as their prices, which move in the opposite direction, increased. The municipal market's strong technical position allowed municipal bond yields to decline more than taxable yields.

The strength in bond prices came amid a slowdown in U.S. economic growth and the Federal Reserve Board's (the Fed) decision at its August 8 meeting to refrain from raising its target interest rate after 17 consecutive increases since June 2004. Bond prices found additional support in moderating oil prices. Between June 30 and November 30, 30-year Treasury bond yields declined 73 basis points (0.73%) to 4.56%. However, stronger-than-expected economic releases and year-end profit taking pushed yields higher during December. For the six-month period overall, 30-year U.S. Treasury bond yields fell 38 basis points to 4.81% and 10-year Treasury note yields declined 44 basis points to 4.71%.

The tax-exempt bond market outperformed the U.S. Treasury market as investor demand outstripped a resurgent new-issue calendar. For the six-month period ended December 31, 2006, as reported by Municipal Market Data, yields on 30-year, AAA-rated municipal issues declined 56 basis points to 4.07%. Yields on 10-year, AAA-rated tax-exempt bonds declined 44 basis points to 3.68%.

Investor demand for municipal product remained strong throughout the period. The latest available statistics from the Investment Company Institute indicate that, through November, long-term municipal bond funds had net new cash flows of nearly $14 billion, an increase of more than 120% versus the same 11 months of 2005. As reported by AMG Data, weekly average cash flows exceeded $400 million throughout the fourth quarter of 2006, representing a solid increase from the $241 million weekly average seen for the full year. The fourth quarter increase is especially impressive, as holiday spending often results in reduced cash flows into mutual funds at year-end.

New-issue municipal volume surged in the fourth quarter as municipalities rushed to take advantage of low market yields and solid investor demand. More than $121 billion in new long-term tax-exempt bonds was issued over the last three months of 2006, a 23.4% increase compared to fourth quarter 2005. Issuance in December, which totaled over $43 billion, was the highest December monthly volume level since 1985. That year, municipalities scurried to issue bonds in anticipation of a more stringent underwriting environment resulting from the Tax Reform Act of 1986. The increased issuance in the final quarter of the year pushed 2006's annual total volume to over $383 billion, just 6% off last year's record issuance and close to initial annual issuance estimates. The recent increase in issuance has made the municipal market's outperformance even more impressive.

Looking ahead, the tax-exempt bond market's technical position is expected to remain supportive of continued strong performance. Attractive yield ratios, combined with a relatively steep municipal bond yield curve and manageable new issuance, should help to sustain investor demand for municipal product.

Describe conditions in the State of California.

California's financial climate continues to benefit from the overall U.S. economic up-tick, resulting in a sizable budgetary cash position compared to the deficits experienced in past years. The fiscal year 2007 budget was adopted on time for the first time in a number of years, due in part to a recent surge in revenues. Still, the budget includes substantial spending growth and the overall structural deficit remains, which will limit further rating improvements for the state's general obligation bonds.

News in the second half of 2006 was dominated by the gubernatorial election between incumbent Arnold Schwarzenegger and state treasurer Phil Angelides. The governor's race produced several new budgetary suggestions; however, there is likely to be little budgetary action in reelected Governor Schwarzenegger's next term. Residents also had the opportunity to vote on $43 billion of state bonding measures and $10 billion in local measures during the November election. All of the state bonding measures were passed by voters, resulting in a wealth of new issues coming to market. While we certainly recognize California's improved financial condition given its large and diverse economic base, it is important to note that the state relies on an extremely volatile revenue stream to bear the burden of its increasing debt levels.


4    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2006, the Common Stock of BlackRock MuniHoldings California Insured Fund, Inc. (formerly MuniHoldings California Insured Fund, Inc.) had net annualized yields of 4.98% and 5.20%, based on a period-end per share net asset value of $14.99 and a per share market price of $14.35, respectively, and $0.376 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.53%, based on a change in per share net asset value from $14.44 to $14.99, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, modestly trailed that of its comparable Lipper category of California Insured Municipal Debt Funds, which had an average return of +6.62% for the six-month period. (Funds in this Lipper category invest primarily in securities that are exempt from taxation in California, and are insured as to timely payment). Portfolio activity over the past six months has been focused on increasing the portfolio's duration, thereby lessening our relatively defensive posture. Performance results reflect the progress we have made to that end, as the Fund's return approximated the average return of the Lipper group. Notably, the Fund maintained an above-average distribution yield relative to its peers.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity over the past six months was primarily aimed at achieving a more duration-neutral interest rate posture. This was the recommendation of our internal Municipal Investment Committee for the majority of 2006. As yields for 10-year Treasury issues surpassed 5%, we purchased longer-maturity municipal bonds in order to lift the portfolio's duration from what had been a more defensive posture. For the most part, however, the market for longer-term California insured paper has been confined to a fairly well-defined trading range.

In recent months, the Fund has been challenged with having to reinvest the proceeds from bond redemptions that have occurred. Given the limited availability of insured bonds, combined with tight credit spreads and the fact that we have already maximized our use of inverse floating rate product, our reinvestment options have been limited. As such, the Fund's cash reserve allocation averaged 3% over the six months.

For the six months ended December 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 3.05%; Series B, 3.16%; Series C, 3.10%; Series D, 3.04%; and Series E, 3.10%. As noted earlier, the Fed interrupted its interest rate-hiking campaign in August and remained on hold throughout the remainder of 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower. The tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Municipal Investment Committee continued to recommend a neutral duration stance at period-end, and the Fund remained in compliance with this directive via its neutral to slightly short duration position. The Fund currently maintains an above-average distribution yield and, looking ahead, we will attempt to improve the Fund's ability to bolster its income reserves. The Fund had a 2% cash position at period-end, which we intend to reinvest should attractively structured and priced securities become available. Due to tight credit spreads, the Fund remains underexposed to lower-rated credits. At period-end, more than 94% of the portfolio's total assets were rated AAA with bond insurance.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

January 10, 2007


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006   5

The Benefits and Risks of Leveraging

BlackRock MuniHoldings California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of December 31, 2006, the Fund's leverage amount, due to Auction Market Preferred Stock, was 38.89% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

Schedule of Investments as of December 31, 2006                   (in Thousands)

        Face
      Amount     Municipal Bonds                                                   Value
===========================================================================================
California--144.0%
-------------------------------------------------------------------------------------------
     $ 1,000     ABAG Finance Authority for Nonprofit Corporations,
                 California, COP (Children's Hospital Medical Center),
                 6% due 12/01/2029 (a)                                           $    1,070
-------------------------------------------------------------------------------------------
       3,345     ABC California Unified School District, GO, Series A,
                 5.625% due 8/01/2020 (f)(j)                                          3,450
-------------------------------------------------------------------------------------------
       4,000     Acalanes, California, Unified High School District, GO,
                 5.80% due 8/01/2007 (f)(i)                                           4,093
-------------------------------------------------------------------------------------------
       7,360     Alhambra, California, Unified School District, GO
                 (Election of 2004), Series A, 5% due 8/01/2029 (c)                   7,824
-------------------------------------------------------------------------------------------
       4,535     Bakersfield, California, COP, Refunding (Convention
                 Center Expansion Project), 5.875% due 4/01/2007 (b)(i)               4,607
-------------------------------------------------------------------------------------------
       3,885     Berkeley, California, GO, Series C, 5.375%
                 due 9/01/2029 (c)                                                    4,001
-------------------------------------------------------------------------------------------
                 Berkeley, California, Unified School District, GO,
                 Series I (f)(i):
       2,000          5.75% due 8/01/2008                                             2,090
       4,520          5.875% due 8/01/2008                                            4,731
-------------------------------------------------------------------------------------------
       2,925     Cajon Valley, California, Union School District, GO,
                 Series B, 5.50% due 8/01/2027 (b)                                    3,142
-------------------------------------------------------------------------------------------
       2,180     California Community College Financing Authority,
                 Lease Revenue Bonds (Grossmont-Palomar-Shasta),
                 Series A, 5.625% due 4/01/2026 (b)                                   2,340
-------------------------------------------------------------------------------------------
                 California Educational Facilities Authority, Revenue
                 Refunding Bonds (Occidental College) (b)(i):
       5,815          5.625% due 10/01/2007                                           6,020
       5,000          5.70% due 10/01/2007                                            5,179
-------------------------------------------------------------------------------------------
                 California HFA, Home Mortgage Revenue Bonds,
                 VRDN (h):
       2,700          AMT, Series B, 3.90% due 8/01/2033 (f)                          2,700
         200          AMT, Series F, 3.95% due 2/01/2041                                200
       5,380          AMT, Series N, 3.90% due 8/01/2021 (f)                          5,380
       1,700          AMT, Series R, 3.87% due 8/01/2023 (a)                          1,700
       9,000          Series F, 3.90% due 2/01/2033 (a)                               9,000
-------------------------------------------------------------------------------------------
                 California HFA, S/F Mortgage Revenue Bonds, AMT,
                 Class II (b):
         230          Series A-1, 6% due 8/01/2020                                      235
       1,160          Series C-2, 5.625% due 8/01/2020 (d)                            1,185
-------------------------------------------------------------------------------------------
       9,250     California Health Facilities Financing Authority
                 Revenue Bonds (Kaiser Permanente), Series A,
                 5.50% due 6/01/2022 (f)(j)                                           9,667
-------------------------------------------------------------------------------------------
                 California Health Facilities Financing Authority, Revenue
                 Refunding Bonds (Catholic Healthcare West), Series A:
         510          5.75% due 7/01/2015 (a)                                           515
       1,840          6% due 7/01/2025 (b)                                            1,897
-------------------------------------------------------------------------------------------
       1,900     California Infrastructure and Economic Development
                 Bank Revenue Bonds (Los Angeles County Department
                 of Public Social Services), 5.75% due 9/01/2023 (a)                  2,125
-------------------------------------------------------------------------------------------
                 California State, GO:
       2,000          5.50% due 6/01/2025 (c)                                         2,110
       7,500          5.25% due 4/01/2027                                             8,051
-------------------------------------------------------------------------------------------
                 California State, GO, Refunding:
         845          5.75% due 12/01/2009 (i)                                          906
       6,000          5.25% due 2/01/2026 (b)                                         6,405
         230          5.75% due 12/01/2029                                              244
-------------------------------------------------------------------------------------------
      20,000     California State Public Works Board, Lease Revenue
                 Bonds (Various University of California Projects),
                 Series C, 5.125% due 9/01/2022 (a)                                  20,563
-------------------------------------------------------------------------------------------
       2,625     California State Public Works Board, Lease Revenue
                 Refunding Bonds (Various Community College Project),
                 Series B, 5.625% due 3/01/2019 (a)                                   2,682
-------------------------------------------------------------------------------------------
      10,000     California State University, Systemwide Revenue Bonds,
                 Series A, 5% due 11/01/2032 (c)                                     10,526
-------------------------------------------------------------------------------------------
       5,000     California State University, Systemwide Revenue
                 Refunding Bonds, Series A, 5% due 11/01/2029 (f)                     5,270
-------------------------------------------------------------------------------------------
       7,050     California State, Various Purpose, GO, 5.50%
                 due 11/01/2033                                                       7,721
-------------------------------------------------------------------------------------------
      10,000     California State, Various Purpose, GO, Refunding,
                 4.75% due 3/01/2035 (b)                                             10,353
-------------------------------------------------------------------------------------------
      14,000     California State, Veterans, GO, Refunding, AMT,
                 Series BZ, 5.35% due 12/01/2021 (b)                                 14,167
-------------------------------------------------------------------------------------------
       4,915     California Statewide Communities Development
                 Authority, Health Facility Revenue Bonds (Memorial
                 Health Services), Series A, 6% due 10/01/2023                        5,457
-------------------------------------------------------------------------------------------
       1,090     California Statewide Communities Development
                 Authority Revenue Bonds (Los Angeles Orthopedic
                 Hospital Foundation), 5.50% due 6/01/2019 (a)                        1,109
-------------------------------------------------------------------------------------------
       5,000     California Statewide Communities Development
                 Authority, Revenue Refunding Bonds (Kaiser Hospital
                 Asset Management, Inc.), Series C, 5.25%
                 due 8/01/2031                                                        5,333
-------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of BlackRock MuniHoldings California Insured Fund, COP Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
M/F      Multi-Family
ROLS     Reset Option Long Securities
S/F      Single-Family
VRDN     Variable Rate Demand Notes


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006   7

Schedule of Investments (continued)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                   Value
===========================================================================================
California (continued)
-------------------------------------------------------------------------------------------
     $ 8,705     Castaic Lake, California, Water Agency Revenue Bonds,
                 COP (Water System Improvement Project), 5.50%
                 due 8/01/2009 (a)(i)                                            $    9,221
-------------------------------------------------------------------------------------------
       9,905     Chaffey Community College District, California, GO
                 (Election of 2002), Series B, 5% due 6/01/2030 (b)                  10,520
-------------------------------------------------------------------------------------------
       2,500     Colton, California, Joint Unified School District, GO,
                 Series A, 5.375% due 8/01/2026 (c)                                   2,725
-------------------------------------------------------------------------------------------
       7,800     Contra Costa, California, Community College District,
                 GO (Election of 2002), 5% due 8/01/2028 (b)                          8,238
-------------------------------------------------------------------------------------------
                 Contra Costa County, California, COP, Refunding:
       4,570          (Capital Projects Program), 5.25%
                      due 2/01/2021 (a)                                               4,667
       2,000          (Merrithew Memorial Hospital Project),
                      5.50% due 11/01/2022 (b)                                        2,067
-------------------------------------------------------------------------------------------
       5,910     Corona, California, Department of Water and Power,
                 COP, 5% due 9/01/2029 (b)                                            6,268
-------------------------------------------------------------------------------------------
       4,250     Coronado, California, Community Development
                 Agency, Tax Allocation Bonds (Coronado Community
                 Development Project), 5% due 9/01/2030 (a)                           4,492
-------------------------------------------------------------------------------------------
       2,395     Covina-Valley, California, Unified School District, GO,
                 Refunding, Series A, 5.50% due 8/01/2026 (f)                         2,606
-------------------------------------------------------------------------------------------
       3,750     Culver City, California, Redevelopment Finance
                 Authority, Tax Allocation Revenue Refunding Bonds,
                 Series A, 5.60% due 11/01/2025 (f)                                   4,002
-------------------------------------------------------------------------------------------
       1,870     Davis, California, Joint Unified School District,
                 Community Facilities District, Special Tax Refunding
                 Bonds, Number 1, 5.50% due 8/15/2021 (b)                             1,891
-------------------------------------------------------------------------------------------
      11,000     East Side Union High School District, California, Santa
                 Clara County, Capital Appreciation, GO (Election of
                 2002), Series E, 5.125% due 8/01/2028 (e)(k)                         3,858
-------------------------------------------------------------------------------------------
       1,000     Escondido, California, COP, Refunding, Series A,
                 5.75% due 9/01/2024 (c)                                              1,077
-------------------------------------------------------------------------------------------
       5,000     Foothill-De Anza, California, Community College
                 District, GO, Refunding, 5% due 8/01/2030 (c)                        5,253
-------------------------------------------------------------------------------------------
       4,455     Fresno, California, Airport Revenue Bonds, AMT,
                 Series B, 5.50% due 7/01/2020 (f)                                    4,712
-------------------------------------------------------------------------------------------
       5,200     Fullerton, California, Joint Union High School District,
                 GO (Election of 2002), Series B, 5% due 8/01/2029 (c)                5,528
-------------------------------------------------------------------------------------------
       4,040     Garden Grove, California, COP (Financing Project),
                 Series A, 5.50% due 3/01/2026 (a)                                    4,367
-------------------------------------------------------------------------------------------
       5,200     Glendale, California, Unified School District, GO,
                 Series B, 5.125% due 9/01/2023 (f)                                   5,358
-------------------------------------------------------------------------------------------
       2,155     Hartnell, California, Community College District, GO
                 (Election of 2002), Series B, 5% due 6/01/2031 (f)                   2,300
-------------------------------------------------------------------------------------------
       4,565     Hemet, California, Unified School District, GO, Series A,
                 5.375% due 8/01/2026 (b)                                             4,881
-------------------------------------------------------------------------------------------
       1,700     Hollister, California, Joint Powers Finance Authority,
                 Wastewater Revenue Refunding Bonds (Refining and
                 Improvement Project), Series 1, 5% due 6/01/2032 (f)                 1,802
-------------------------------------------------------------------------------------------
       9,205     Industry, California, Urban Development Agency, Tax
                 Allocation Refunding Bonds (Civic-Recreational-
                 Industrial Redevelopment Project Number 1), 5.50%
                 due 5/01/2020 (b)                                                    9,406
-------------------------------------------------------------------------------------------
       1,700     Inglewood, California, Unified School District, GO,
                 Series A, 5.60% due 10/01/2024 (c)                                   1,800
-------------------------------------------------------------------------------------------
       2,300     Irvine, California, Unified School District, Special Tax
                 (Community Facilities District Number 86-1),
                 5.375% due 11/01/2020 (a)                                            2,412
-------------------------------------------------------------------------------------------
       4,665     Irvine, California, Unified School District, Special Tax
                 Refunding Bonds (Community Facilities District
                 Number 86-1), 5.80% due 11/01/2020 (a)                               4,838
-------------------------------------------------------------------------------------------
       2,500     La Quinta, California, Financing Authority, Local Agency
                 Revenue Bonds, Series A, 5.25%
                 due 9/01/2024 (a)                                                    2,705
-------------------------------------------------------------------------------------------
           3     La Quinta, California, Financing Authority, Local
                 Agency Tax Allocation and Revenue Refunding Bonds,
                 ROLS, Series II-R-412X, 6.252% due 9/01/2034 (a)(g)                      3
-------------------------------------------------------------------------------------------
       1,210     Little Lake, California, City School District, GO, Series B,
                 5.25% due 7/01/2022 (f)                                              1,305
-------------------------------------------------------------------------------------------
       4,000     Long Beach, California, Bond Finance Authority, Lease
                 Revenue Bonds (Rainbow Harbor Refinancing Project),
                 Series A, 5.25% due 5/01/2009 (a)(i)                                 4,197
-------------------------------------------------------------------------------------------
      10,000     Los Angeles, California, Community Redevelopment
                 Agency, Community Redevelopment Financing
                 Authority Revenue Bonds (Bunker Hill Project),
                 Series A, 5% due 12/01/2027 (f)                                     10,534
-------------------------------------------------------------------------------------------
         160     Los Angeles, California, M/F Housing Revenue
                 Refunding Bonds, Senior Series G, 5.65%
                 due 1/01/2014 (f)                                                      161
-------------------------------------------------------------------------------------------
                 Los Angeles, California, Municipal Improvement
                 Corporation, Lease Revenue Bonds (Police Headquarters
                 Facility and Public Works Building), Series A (c):
       5,730          5% due 1/01/2025                                                6,145
       7,500          4.75% due 1/01/2031                                             7,754
-------------------------------------------------------------------------------------------
      10,000     Los Angeles, California, Unified School District, GO,
                 Series E, 5% due 7/01/2030 (a)                                      10,626
-------------------------------------------------------------------------------------------
       5,000     Los Angeles, California, Wastewater System Revenue
                 Refunding Bonds, Series A, 4.75% due 6/01/2035 (b)                   5,175
-------------------------------------------------------------------------------------------
       5,000     Los Angeles, California, Water and Power Revenue
                 Bonds (Power System), Sub-Series A-1, 5%
                 due 7/01/2031 (f)                                                    5,309
-------------------------------------------------------------------------------------------
                 Los Angeles County, California, Metropolitan
                 Transportation Authority, Sales Tax Revenue
                 Refunding Bonds, Senior Series A:
       9,000          Proposition A, First Tier, 5% due 7/01/2035 (a)                 9,563
       3,750          Proposition C, Second Tier, 5.25%
                      due 7/01/2010 (c)(i)                                            3,997
-------------------------------------------------------------------------------------------
       5,400     Los Angeles Unified School District, California, GO,
                 Refunding, Series B, 4.75% due 7/01/2026 (c)                         5,631
-------------------------------------------------------------------------------------------


8    BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

Schedule of Investments (continued)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                   Value
===========================================================================================
California (continued)
-------------------------------------------------------------------------------------------
     $ 2,735     Los Gatos, California, Unified School District, GO
                 (Election 2001), Series B, 5% due 8/01/2030 (f)                 $    2,884
-------------------------------------------------------------------------------------------
       1,890     Los Rios, California, Community College District, GO
                 (Election of 2002), Series B, 5% due 8/01/2027 (b)                   2,006
-------------------------------------------------------------------------------------------
       2,000     Madera, California, Public Financing Authority, Water
                 and Wastewater Revenue Refunding Bonds, 5%
                 due 3/01/2036 (b)                                                    2,125
-------------------------------------------------------------------------------------------
       6,365     Merced, California, Community College District, GO
                 (School Facilities District Number 1), 5%
                 due 8/01/2031 (b)                                                    6,800
-------------------------------------------------------------------------------------------
       5,000     Merced, California, Irrigation District, Electrical System
                 Revenue Refunding Bonds, 5.25% due 9/01/2036 (k)                     5,412
-------------------------------------------------------------------------------------------
                 Metropolitan Water District of Southern California,
                 Waterworks Revenue Bonds:
       3,550          Series A, 5% due 7/01/2035 (f)                                  3,772
       9,000          Series B-1, 5% due 10/01/2033 (c)                               9,500
-------------------------------------------------------------------------------------------
       2,290     Modesto, California, Irrigation District, COP, Refunding
                 and Capital Improvements, Series A, 5%
                 due 10/01/2027 (a)                                                   2,443
-------------------------------------------------------------------------------------------
       5,000     Modesto, California, Schools Infrastructure Financing
                 Agency, Special Tax Bonds, 5% due 9/01/2029 (a)                      5,263
-------------------------------------------------------------------------------------------
       2,000     Montebello, California, Community Redevelopment
                 Agency, Housing Tax Allocation Bonds, Series A,
                 5.45% due 9/01/2019 (f)                                              2,062
-------------------------------------------------------------------------------------------
       4,150     Moorpark, California, Redevelopment Agency, Tax
                 Allocation Bonds (Moorpark Redevelopment Project),
                 5.125% due 10/01/2031 (a)                                            4,416
-------------------------------------------------------------------------------------------
       2,315     Morgan Hill, California, Unified School District, GO,
                 5.75% due 8/01/2010 (c)(i)                                           2,509
-------------------------------------------------------------------------------------------
       3,275     Northern California Power Agency, Public Power
                 Revenue Refunding Bonds (Hydroelectric Project
                 Number 1), Series A, 5.125% due 7/01/2023 (b)                        3,364
-------------------------------------------------------------------------------------------
       9,995     Oakland, California, Alameda County Unified School
                 District, GO, Refunding, Series C, 5.50%
                 due 8/01/2019 (c)                                                   10,010
-------------------------------------------------------------------------------------------
                 Oakland, California, Alameda County Unified School
                 District, GO, Series F (b):
       3,705          5.625% due 8/01/2020                                            3,945
       5,245          5.625% due 8/01/2021                                            5,585
       6,000          5.50% due 8/01/2024                                             6,358
-------------------------------------------------------------------------------------------
       5,000     Ohlone, California, Community College District, GO,
                 Series B, 5% due 8/01/2030 (f)                                       5,315
-------------------------------------------------------------------------------------------
      10,000     Oxnard, California, Financing Authority, Wastewater
                 Revenue Bonds (Redwood Trunk Sewer and Headworks
                 Projects), Series A, 5.25% due 6/01/2034 (c)                        10,753
-------------------------------------------------------------------------------------------
      10,000     Oxnard, California, Financing Authority, Water Revenue
                 Bonds, 5% due 6/01/2031 (b)                                         10,649
-------------------------------------------------------------------------------------------
       6,475     Palm Desert, California, Financing Authority, Tax
                 Allocation Revenue Bonds (Project Area Number 2),
                 5% due 8/01/2033 (b)                                                 6,835
-------------------------------------------------------------------------------------------
       5,750     Palm Desert, California, Financing Authority, Tax
                 Allocation Revenue Refunding Bonds (Project Area
                 Number 1), 5.45% due 4/01/2007 (b)(i)                                5,888
-------------------------------------------------------------------------------------------
       1,000     Palm Springs, California, COP, Refunding (Multiple
                 Capital Facilities Project), 5.75% due 4/01/2017 (a)                 1,025
-------------------------------------------------------------------------------------------
       1,600     Palm Springs, California, Financing Authority, Lease
                 Revenue Refunding Bonds (Convention Center Project),
                 Series A, 5.50% due 11/01/2035 (b)                                   1,779
-------------------------------------------------------------------------------------------
       4,000     Pittsburg, California, Public Financing Authority, Water
                 Revenue Bonds, 5.50% due 6/01/2007 (b)(i)                            4,112
-------------------------------------------------------------------------------------------
       9,100     Pleasanton, California, Unified School District, GO,
                 Series E, 5.50% due 8/01/2008 (c)(i)                                 9,475
-------------------------------------------------------------------------------------------
       5,000     Port of Oakland, California, Port Revenue Refunding
                 Bonds, Series I, 5.40% due 11/01/2017 (b)                            5,169
-------------------------------------------------------------------------------------------
                 Port of Oakland, California, Revenue Bonds, AMT,
                 Series K (c):
       3,500          5.75% due 11/01/2014                                            3,707
      17,120          5.75% due 11/01/2029                                           18,157
-------------------------------------------------------------------------------------------
      10,090     RNR School Financing Authority, California, Special Tax
                 Bonds (Community Facilities District Number 92-1),
                 Series A, 5% due 9/01/2036 (a)                                      10,701
-------------------------------------------------------------------------------------------
       5,085     Rancho Cordova, California, COP (City Hall Facility
                 Acquisition Project), 5% due 2/01/2030 (k)                           5,365
-------------------------------------------------------------------------------------------
       8,580     Rancho Santiago, California, Community College
                 District, GO (Election of 2002), Series C, 4.75%
                 due 9/01/2023 (f)                                                    9,000
-------------------------------------------------------------------------------------------
       2,205     Richmond, California, Joint Powers Financing Authority,
                 Tax Allocation Revenue Bonds, Series A, 5.50%
                 due 9/01/2018 (b)                                                    2,353
-------------------------------------------------------------------------------------------
      10,735     Riverside, California, Unified School District, GO
                 (Election of 2001), Series B, 5% due 8/01/2030 (b)                  11,477
-------------------------------------------------------------------------------------------
       8,775     Sacramento, California, City Financing Authority,
                 Revenue Refunding Bonds, 5% due 12/01/2029 (c)                       9,320
-------------------------------------------------------------------------------------------
      10,825     Sacramento, California, Municipal Utility District,
                 Electric Revenue Refunding Bonds, Series L,
                 5.125% due 7/01/2022 (b)                                            11,107
-------------------------------------------------------------------------------------------
       2,500     Sacramento, California, Municipal Utility District
                 Financing Authority, Revenue Bonds (Consumers
                 Project), 5.125% due 7/01/2029                                       2,704
-------------------------------------------------------------------------------------------
       1,700     Sacramento County, California, Airport System Revenue
                 Bonds, Series A, 5.25% due 7/01/2017 (f)                             1,823
-------------------------------------------------------------------------------------------
       9,000     Sacramento County, California, Sanitation District
                 Financing Authority, Revenue Bonds, Series A,
                 5% due 12/01/2035 (a)                                                9,530
-------------------------------------------------------------------------------------------
       4,000     Sacramento County, California, Sanitation District
                 Financing Authority, Revenue Refunding Bonds,
                 5% due 8/01/2030 (b)                                                 4,252
-------------------------------------------------------------------------------------------


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006   9

Schedule of Investments (continued)                               (in Thousands)


        Face
      Amount     Municipal Bonds                                                   Value
===========================================================================================
California (continued)
-------------------------------------------------------------------------------------------
     $ 4,115     Saddleback Valley, California, Unified School District,
                 GO, 5% due 8/01/2029 (f)                                        $    4,349
-------------------------------------------------------------------------------------------
       5,440     San Bernardino, California, Joint Powers Financing
                 Authority, Lease Revenue Bonds (Department of
                 Transportation Lease), Series A, 5.50%
                 due 12/01/2020 (b)                                                   5,502
-------------------------------------------------------------------------------------------
       1,480     San Bernardino County, California, COP, Refunding
                 (Medical Center Financing Project), 5.50%
                 due 8/01/2019 (b)                                                    1,482
-------------------------------------------------------------------------------------------
      12,555     San Diego, California, Community College District, GO
                 (Election of 2002), 5% due 5/01/2030 (f)                            13,327
-------------------------------------------------------------------------------------------
       5,055     San Diego, California, Public Facilities Financing
                 Authority, Sewer Revenue Bonds, Series A, 5.25%
                 due 5/15/2027 (c)                                                    5,131
-------------------------------------------------------------------------------------------
       1,500     San Diego County, California, COP (Edgemoor Project
                 and Regional System), Refunding, 5% due 2/01/2029 (a)                1,580
-------------------------------------------------------------------------------------------
       4,000     San Diego County, California, Water Authority, Water
                 Revenue Bonds, COP, Series A, 5% due 5/01/2031 (f)                   4,223
-------------------------------------------------------------------------------------------
       6,795     San Francisco, California, Bay Area Rapid Transit District,
                 Sales Tax Revenue Bonds, 5.50% due 7/01/2009 (c)(i)                  7,189
-------------------------------------------------------------------------------------------
      13,100     San Francisco, California, Bay Area Rapid Transit District,
                 Sales Tax Revenue Refunding Bonds, Series A, 5%
                 due 7/01/2030 (b)                                                   13,920
-------------------------------------------------------------------------------------------
       6,430     San Francisco, California, City and County Airport
                 Commission, International Airport Revenue Bonds,
                 AMT, Second Series, Issue 24A, 5.50% due 5/01/2024 (f)               6,803
-------------------------------------------------------------------------------------------
       2,118     San Jose, California, Financing Authority, Lease
                 Revenue Refunding Bonds, DRIVERS, Series 1280Z,
                 5.829% due 12/01/2010 (a)(g)                                         2,287
-------------------------------------------------------------------------------------------
                 San Jose-Evergreen, California, Community College
                 District, Capital Appreciation, GO (Election of 2004),
                 Refunding, Series A (b)(e):
      10,410          5.17% due 9/01/2024                                             4,467
       7,250          5.34% due 9/01/2029                                             2,327
-------------------------------------------------------------------------------------------
                 San Juan, California, Unified School District, GO:
       3,955          5.625% due 8/01/2018 (c)                                        4,246
       3,830          5.625% due 8/01/2019 (c)                                        4,112
       4,250          (Election of 2002), 5% due 8/01/2028 (b)                        4,481
-------------------------------------------------------------------------------------------
      15,000     San Mateo County, California, Community College
                 District, GO (Election of 2005), Series B, 4.49%
                 due 9/01/2033 (b)(e)                                                 4,499
-------------------------------------------------------------------------------------------
       5,650     San Mateo County, California, Transit District,
                 Sales Tax Revenue Refunding Bonds, Series A,
                 5% due 6/01/2029 (b)                                                 6,001
-------------------------------------------------------------------------------------------
       7,345     Sanger, California, Unified School District, GO
                 (Election of 2006), 5% due 8/01/2027 (f)                             7,943
-------------------------------------------------------------------------------------------
      14,000     Santa Clara, California, Redevelopment Agency, Tax
                 Allocation Bonds (Bayshore North Project), Series A,
                 5.50% due 6/01/2023 (a)                                             14,710
-------------------------------------------------------------------------------------------
       6,050     Santa Clara, California, Subordinated Electric Revenue
                 Bonds, Series A, 5% due 7/01/2028 (b)                                6,376
-------------------------------------------------------------------------------------------
       9,750     Santa Clara County, California, Financing Authority,
                 Lease Revenue Refunding Bonds, Series A, 5%
                 due 11/15/2022 (a)                                                  10,037
-------------------------------------------------------------------------------------------
       9,000     Santa Fe Springs, California, Community Development,
                 Commission Tax Allocation Refunding Bonds
                 (Consolidated Redevelopment Project), Series A,
                 5% due 9/01/2022 (b)                                                 9,240
-------------------------------------------------------------------------------------------
       5,110     Santa Monica, California, Redevelopment Agency, Tax
                 Allocation Bonds (Earthquake Recovery Redevelopment
                 Project), 6% due 7/01/2009 (a)(i)                                    5,467
-------------------------------------------------------------------------------------------
       2,855     Santa Rosa, California, High School District, GO
                 (Election of 2002), 5% due 8/01/2028 (b)                             3,010
-------------------------------------------------------------------------------------------
      10,910     Southern California Public Power Authority, Power
                 Project Revenue Bonds (Magnolia Power Project),
                 Series A-1, 5% due 7/01/2033 (a)                                    11,421
-------------------------------------------------------------------------------------------
       1,570     Southwestern Community College District, California,
                 GO, Refunding, 5.25% due 8/01/2017 (b)                               1,762
-------------------------------------------------------------------------------------------
       3,200     Stockton, California, Public Financing Authority, Water
                 Revenue Bonds (Water System Capital Improvement
                 Projects), Series A, 5% due 10/01/2031 (b)                           3,403
-------------------------------------------------------------------------------------------
       1,500     Stockton, California, Redevelopment Agency, Revenue
                 Bonds (Stockton Events Center--Arena Project),
                 5% due 9/01/2028 (c)                                                 1,573
-------------------------------------------------------------------------------------------
       4,400     Tamalpais, California, Union High School District, GO
                 (Election of 2006), 5% due 8/01/2028 (b)                             4,700
-------------------------------------------------------------------------------------------
      13,025     Tracy, California, Area Public Facilities Financing
                 Agency, Special Tax Refunding Bonds (Community
                 Facilities District Number 87-1), Series H, 5.875%
                 due 10/01/2019 (b)                                                  13,299
-------------------------------------------------------------------------------------------
       6,655     Turlock, California, Public Finance Authority, Sewer
                 Revenue Bonds, Series A, 5% due 9/15/2033 (c)                        7,023
-------------------------------------------------------------------------------------------
       7,475     University of California, COP, Series A, 5.25%
                 due 11/01/2007 (a)(i)                                                7,656
-------------------------------------------------------------------------------------------
      10,500     University of California, General Revenue Refunding
                 Bonds, Series A, 5% due 5/15/2027 (a)                               11,055
-------------------------------------------------------------------------------------------
       1,410     University of California Revenue Bonds, Series K,
                 5.25% due 9/01/2008 (c)(i)                                           1,464
-------------------------------------------------------------------------------------------
                 University of California Revenue Refunding Bonds:
      16,000          (Multiple Purpose Projects), Series E, 5.125%
                      due 9/01/2020 (b)                                              16,307
       8,800          Series F, 4.75% due 5/15/2024 (f)                               9,132
-------------------------------------------------------------------------------------------
                 Vista, California, Unified School District, GO:
      10,000          Series A, 5.25% due 8/01/2025 (f)                              10,661
       2,550          Series B, 5% due 8/01/2028 (c)                                  2,689
-------------------------------------------------------------------------------------------
       6,075     Washington, California, Unified School District
                 (Yolo County), Capital Appreciation, GO (Election of
                 2004), Series A, 4.98% due 8/01/2029 (c)(e)                          2,233
-------------------------------------------------------------------------------------------
       5,825     West Contra Costa, California, Unified School District,
                 Capital Appreciation, GO (Election of 2002), Series C,
                 5.78% due 8/01/2029 (c)(e)                                           2,141
-------------------------------------------------------------------------------------------
                 West Contra Costa, California, Unified School
                 District, GO (f):
       6,690          (Election of 2002), Series B, 5% due 8/01/2032                  6,978
       2,595          (Election of 2005), Series A, 5% due 8/01/2026                  2,765
-------------------------------------------------------------------------------------------
       3,145     Yorba Linda, California, Redevelopment Agency,
                 Redevelopment Project Tax Allocation Revenue Bonds
                 (Subordinate Lien), Series B, 5% due 9/01/2032 (a)                   3,321
-------------------------------------------------------------------------------------------


10   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

Schedule of Investments (concluded)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                   Value
===========================================================================================
Puerto Rico--3.3%
-------------------------------------------------------------------------------------------
                 Puerto Rico Electric Power Authority, Power
                 Revenue Bonds:
     $11,215          Series HH, 5.30% due 7/01/2020 (f)                         $   11,867
       7,880          Series NN, 5.125% due 7/01/2029                                 8,273
-------------------------------------------------------------------------------------------
                 Total Municipal Bonds
                 (Cost--$865,847)--147.3%                                           902,824
===========================================================================================

                 Municipal Bonds Held in Trust (n)
===========================================================================================
California--25.3%
-------------------------------------------------------------------------------------------
      12,000     Contra Costa County, California, COP, Refunding
                 (Merrithew Memorial Hospital Project), 5.375%
                 due 11/01/2017 (b)                                                  12,394
-------------------------------------------------------------------------------------------
       7,165     La Quinta, California, Financing Authority, Local Agency
                 Revenue Bonds, Series A, 5.125% due 9/01/2034 (a)                    7,644
-------------------------------------------------------------------------------------------
      15,490     Peralta, California, Community College District, GO
                 (Election of 2000), Series D, 5% due 8/01/2035 (f)                  16,520
-------------------------------------------------------------------------------------------
      25,350     Port of Oakland, California, Revenue Refunding Bonds,
                 AMT, Series L, 5.375% due 11/01/2027 (c)                            27,107
-------------------------------------------------------------------------------------------
      34,260     Sacramento, California, Municipal Utility District
                 Financing Authority, Revenue Bonds (Consumers
                 Project), 5.125% due 7/01/2029 (b)                                  37,057
-------------------------------------------------------------------------------------------
      10,000     San Diego County, California, Water Authority, Water
                 Revenue Refunding Bonds, COP, Series A, 5%
                 due 5/01/2032 (b)                                                   10,526
-------------------------------------------------------------------------------------------
      13,500     San Francisco, California, City and County Public Utilities
                 Commission, Water Revenue Refunding Bonds, Series A,
                 5% due 11/01/2032 (b)                                               14,225
-------------------------------------------------------------------------------------------
      10,564     San Jose, California, Financing Authority, Lease Revenue
                 Refunding Bonds (Civic Center Project), Series B,
                 5% due 6/01/2032 (a)                                                10,985
-------------------------------------------------------------------------------------------
      17,400     University of California, Limited Project Revenue Bonds,
                 Series B, 5% due 5/15/2033 (f)                                      18,443
-------------------------------------------------------------------------------------------
                 Total Municipal Bonds Held in Trust
                 (Cost--$152,246)--25.3%                                            154,901
===========================================================================================

      Shares
        Held     Short-Term Securities
===========================================================================================
         178     CMA California Municipal Money Fund,
                 4.34% (l)(m)                                                           178
-------------------------------------------------------------------------------------------
                 Total Short-Term Securities
                 (Cost--$178)--0.0%                                                     178
===========================================================================================
Total Investments (Cost--$1,018,271*)--172.6%                                     1,057,903
Other Assets Less Liabilities--3.0%                                                  18,404
Liability for Trust Certificates,
  Including Interest Expense Payable--(12.0%)                                       (73,264)
Preferred Stock, at Redemption Value--(63.6%)                                      (390,238)
                                                                                 ----------
Net Assets Applicable to Common Stock--100.0%                                    $  612,805
                                                                                 ==========
-------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................     $945,854
                                                                       ========
      Gross unrealized appreciation ..............................     $ 39,428
      Gross unrealized depreciation ..............................         (244)
                                                                       --------
      Net unrealized appreciation ................................     $ 39,184
                                                                       ========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(f)   FSA Insured.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Prerefunded.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund              (2,269)            $118
      --------------------------------------------------------------------------

(m)   Represents the current yield as of December 31, 2006.
(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 (c) to Financial Statements for details of Municipal Bonds Held in Trust.

      See Notes to Financial Statements.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  11

Statement of Net Assets

As of December 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value
            (identified cost--$1,018,092,979) ..................................................                     $1,057,724,866
           Investments in affiliated securities, at value (identified cost--$178,382) ..........                            178,382
           Cash ................................................................................                             97,614
           Receivables:
              Interest .........................................................................    $   14,947,740
              Securities sold ..................................................................         4,421,779       19,369,519
                                                                                                    --------------
           Prepaid expenses ....................................................................                              4,126
                                                                                                                     --------------
           Total assets ........................................................................                      1,077,374,507
                                                                                                                     --------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
           Trust certificates ..................................................................                         72,864,500
           Payables:
              Investment adviser ...............................................................           454,514
              Interest expense .................................................................           399,307
              Dividends to Common Stock shareholders ...........................................           259,998
              Securities purchased .............................................................           203,021
              Other affiliates .................................................................             9,596        1,326,436
                                                                                                    --------------
           Accrued expenses ....................................................................                            140,414
                                                                                                                     --------------
           Total liabilities ...................................................................                         74,331,350
                                                                                                                     --------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Preferred Stock, at redemption value, par value $.10 per share (1,920 Class A
            Shares, 3,880 Class B Shares, 3,200 Class C Shares, 2,960 Class D Shares and
            3,640 Class E Shares of AMPS* authorized, issued and outstanding at $25,000 per
            share liquidation preference) ......................................................                        390,238,101
                                                                                                                     --------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets applicable to Common Stock ...............................................                     $  612,805,056
                                                                                                                     ==============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Common Stock, par value $.10 per share (40,874,458 shares issued and outstanding) ...                     $    4,087,446
           Paid-in capital in excess of par ....................................................                        603,025,454
           Undistributed investment income--net ................................................    $    3,003,289
           Accumulated realized capital losses--net ............................................       (36,943,020)
           Unrealized appreciation--net ........................................................        39,631,887
                                                                                                    --------------
           Total accumulated earnings--net .....................................................                          5,692,156
                                                                                                                     --------------
           Total--Equivalent to $14.99 net asset value per share of Common Stock (market
            price--$14.35) .....................................................................                     $  612,805,056
                                                                                                                     ==============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

Statement of Operations

For the Six Months Ended December 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
           Interest ............................................................................                     $   25,348,470
           Dividends from affiliates ...........................................................                            118,399
                                                                                                                     --------------
           Total income ........................................................................                         25,466,869
                                                                                                                     --------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees ............................................................    $    2,748,541
           Interest expense and fees ...........................................................         1,470,615
           Commission fees .....................................................................           499,217
           Accounting services .................................................................           136,809
           Transfer agent fees .................................................................            45,751
           Professional fees ...................................................................            31,326
           Printing and shareholder reports ....................................................            28,315
           Custodian fees ......................................................................            23,701
           Directors' fees and expenses ........................................................            18,946
           Pricing fees ........................................................................            14,895
           Listing fees ........................................................................            12,662
           Other ...............................................................................            34,612
                                                                                                    --------------
           Total expenses before waiver and reimbursement ......................................         5,065,390
           Waiver and reimbursement of expenses ................................................          (190,655)
                                                                                                    --------------
           Total expenses after waiver and reimbursement .......................................                          4,874,735
                                                                                                                     --------------
           Investment income--net ..............................................................                         20,592,134
                                                                                                                     --------------
===================================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------------
           Realized gain on:
              Investments--net .................................................................         4,513,425
              Financial futures contracts--net .................................................            67,742        4,581,167
                                                                                                    --------------
           Change in unrealized appreciation on investments--net ...............................                         19,102,295
                                                                                                                     --------------
           Total realized and unrealized gain--net .............................................                         23,683,462
                                                                                                                     --------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..............................................................                         (6,055,267)
                                                                                                                     --------------
           Net Increase in Net Assets Resulting from Operations ................................                     $   38,220,329
                                                                                                                     ==============

      See Notes to Financial Statements.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  13

Statements of Changes in Net Assets (As Restated for the Year Ended 2006. See
Note 7)

                                                                                                      For the Six       For the
                                                                                                      Months Ended     Year Ended
                                                                                                      December 31,      June 30,
Increase (Decrease) in Net Assets:                                                                        2006            2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..............................................................    $   20,592,134   $   42,866,890
           Realized gain--net ..................................................................         4,581,167        9,043,072
           Change in unrealized appreciation--net ..............................................        19,102,295      (43,525,670)
           Dividends to Preferred Stock shareholders ...........................................        (6,055,267)     (10,285,335)
                                                                                                    -------------------------------
           Net increase (decrease) in net assets resulting from operations .....................        38,220,329       (1,901,043)
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..............................................................       (15,642,752)     (37,217,450)
                                                                                                    -------------------------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders ....       (15,642,752)     (37,217,450)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets derived from capital stock transactions ..................           823,539        2,413,582
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets applicable to Common Stock ..................        23,401,116      (36,704,911)
           Beginning of period .................................................................       589,403,940      626,108,851
                                                                                                    -------------------------------
           End of period* ......................................................................    $  612,805,056   $  589,403,940
                                                                                                    ===============================
              * Undistributed investment income--net ...........................................    $    3,003,289   $    4,109,174
                                                                                                    ===============================

      See Notes to Financial Statements.


14   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

Financial Highlights
(As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 7)

                                                               For the Six
                                                              Months Ended                For the Year Ended June 30,
The following per share data and ratios have been derived     December 31,  -------------------------------------------------------
from information provided in the financial statements.           2006         2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period ....................  $  14.44     $  15.40    $  14.73    $  15.53    $  14.82   $  14.46
                                                               --------------------------------------------------------------------
    Investment income--net**** ..............................       .50         1.05        1.07        1.05        1.09       1.10
    Realized and unrealized gain (loss)--net ................       .58         (.85)        .69        (.84)        .63        .30
    Dividends and distributions to Preferred Stock
     shareholders:
       Investment income--net ...............................      (.15)        (.25)       (.14)       (.08)       (.10)      (.15)
       Realized gain--net ...................................        --           --          --          --          --         --+
                                                               --------------------------------------------------------------------
    Total from investment operations ........................       .93         (.05)       1.62         .13        1.62       1.25
                                                               --------------------------------------------------------------------
    Less dividends and distributions to Common Stock
     shareholders:
       Investment income--net ...............................      (.38)        (.91)       (.95)       (.93)       (.91)      (.89)
       Realized gain--net ...................................        --           --          --          --          --         --+
                                                               --------------------------------------------------------------------
    Total dividends and distributions to Common Stock
     shareholders ...........................................      (.38)        (.91)       (.95)       (.93)       (.91)      (.89)
                                                               --------------------------------------------------------------------
    Net asset value, end of period ..........................  $  14.99     $  14.44    $  15.40    $  14.73    $  15.53   $  14.82
                                                               ====================================================================
    Market price per share, end of period ...................  $  14.35     $  13.94    $  14.97    $  13.36    $  14.85   $  14.19
                                                               ====================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
    Based on net asset value per share ......................      6.53%++      (.29%)     11.56%       1.28%      11.60%      9.10%
                                                               ====================================================================
    Based on market price per share .........................      5.64%++      (.98%)     19.56%      (3.93%)     11.45%     14.61%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
    Total expenses, net of waiver and reimbursement and
     excluding reorganization and interest expenses** .......      1.12%*       1.10%       1.11%       1.10%       1.11%      1.14%
                                                               ====================================================================
    Total expenses, net of waiver and reimbursement and
     excluding reorganization expenses** ....................      1.60%*       1.35%       1.16%       1.17%       1.29%      1.33%
                                                               ====================================================================
    Total expenses, excluding reorganization expenses** .....      1.67%*       1.41%       1.22%       1.24%       1.31%      1.40%
                                                               ====================================================================
    Total expenses** ........................................      1.67%*       1.41%       1.22%       1.24%       1.31%      1.42%
                                                               ====================================================================
    Total investment income--net ............................      6.77%*       7.01%       6.99%       6.87%       7.09%      7.41%
                                                               ====================================================================
    Amount of dividends to Preferred Stock shareholders .....      1.99%*       1.68%        .93%        .53%        .65%      1.02%
                                                               ====================================================================
    Investment income--net, to Common Stock shareholders ....      4.78%*       5.33%       6.06%       6.34%       6.44%      6.39%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred
 Stock
-----------------------------------------------------------------------------------------------------------------------------------
    Dividends to Preferred Stock shareholders ...............      3.10%*       2.62%       1.48%        .85%       1.03%      1.57%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
    Net assets applicable to Common Stock, end of period
     (in thousands) .........................................  $612,805     $589,404    $626,109    $598,908    $631,571   $602,571
                                                               ====================================================================
    Preferred Stock outstanding at liquidation preference,
      end of period (in thousands) ..........................  $390,000     $390,000    $390,000    $390,000    $390,000   $390,000
                                                               ====================================================================
    Portfolio turnover ......................................        21%          34%         47%         35%         25%        38%
                                                               ====================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
    Asset coverage per $1,000 ...............................  $  2,571     $  2,511    $  2,605    $  2,536    $  2,619   $  2,545
                                                               ====================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
    Series A--Investment income--net ........................  $    382     $    641    $    347    $    195    $    253   $    362
                                                               ====================================================================
    Series B--Investment income--net ........................  $    396     $    671    $    391    $    216    $    269   $    400
                                                               ====================================================================
    Series C--Investment income--net ........................  $    389     $    662    $    373    $    218    $    248   $    375
                                                               ====================================================================
    Series D--Investment income--net ........................  $    381     $    653    $    351    $    210    $    255   $    400
                                                               ====================================================================
    Series E--Investment income--net ........................  $    388     $    659    $    369    $    213    $    262   $    408
                                                               ====================================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
****  Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  15

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, MuniHoldings California Insured Fund, Inc. was renamed BlackRock MuniHoldings California Insured Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make net periodic payments on a specified notional contract amount, commencing on a specified future effective date,


16   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006
      unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At December 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs was $154,901,382, the related liability for trust certificates was $72,864,500 and the range of interest rates on the liability for trust certificates was 3.97% to 4.01%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  17

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and previously FAM) has agreed to waive its management fee on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the period July 1, 2006 to September 29, 2006, FAM earned fees of $1,358,540, of which $91,218 was waived and for the period September 30, 2006 to December 31, 2006, the Manager earned fees of $1,390,001, of which $83,319 was waived. In addition, the Manager (and previously FAM) has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to the Manager (and previously FAM) indirectly through its investment in CMA California Municipal Money Fund. For the period July 1, 2006 to September 29, 2006, FAM reimbursed the Fund in the amount of $9,748 and for the period September 30, 2006 to December 31, 2006, the Manager reimbursed the Fund in the amount of $6,370.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For the six months ended December 31, 2006, the Fund reimbursed FAM and the Manager $5,033 and $5,033, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, PSI, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2006 were $225,165,825 and $226,187,557, respectively.


18   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended December 31, 2006 and the year ended June 30, 2006 increased by 54,952 and 162,205, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2006 were: Series A, 3.70%; Series B, 3.70%; Series C, 4%; Series D, 4.05%; and Series E, 3.95%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Manager, earned $131,969 as commissions.

5. Capital Loss Carryforward:

On June 30, 2006, the Fund had a net capital loss carryforward of $36,404,870, of which $615,931 expires in 2007, $7,894,678 expires in 2008, $24,786,894 expires in 2009 and $3,107,367 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.058000 per share on February 1, 2007 to shareholders of record on January 16, 2007.

7. Restatement Information:

During the six months ended December 31, 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the statement of changes in net assets for the year ended June 30, 2006 and the financial highlights for the years ended June 30, 2006, 2005, 2004, 2003 and 2002. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain -- net and in the change in unrealized appreciation/depreciation -- net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets for the Year Ended June 30, 2006
--------------------------------------------------------------------------------
                                              Previously
                                               Reported              Restated
--------------------------------------------------------------------------------
Realized gain--net ...............           $  9,623,905          $  9,043,072
Change in unrealized
  appreciation--net ..............           $(44,106,503)         $(43,525,670)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended June 30, 2006, 2005, 2004, 2003 and 2002
--------------------------------------------------------------------------------

                               2006                  2005                   2004                  2003                 2002
                       --------------------  ---------------------  --------------------  --------------------  --------------------
                       Previously            Previously             Previously            Previously            Previously
                        Reported   Restated    Reported   Restated    Reported  Restated    Reported  Restated    Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of
  waiver and
  reimbursement and
  excluding
  reorganization
  expenses** ..........     1.10%     1.35%      1.11%      1.16%       1.10%     1.17%       1.11%     1.29%      1.14%     1.33%
Total expenses,
  excluding
  reorganization
  expenses** ..........     1.16%     1.41%      1.17%      1.22%       1.17%     1.24%       1.17%     1.31%      1.20%     1.40%
Total expenses** ......     1.16%     1.41%      1.17%      1.22%       1.17%     1.24%       1.17%     1.31%      1.22%     1.42%
Portfolio turnover ....    45.46%       34%     48.42%        47%      35.59%       35%      26.99%       25%     41.35%       38%
------------------------------------------------------------------------------------------------------------------------------------

**    Do not reflect the effect of dividends to Preferred Stock shareholders.

While the Statements of Net Assets as of June 30, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  19

Notes to Financial Statements (concluded)

The Statements of Operations for the years ended June 30, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/depreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for the years ended June 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Proxy Results

During the six-month period ended December 31, 2006, BlackRock MuniHoldings California Insured Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------
                                                   Shares Voted    Shares Voted   Shares Voted
                                                       For           Against        Abstain
----------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                       20,028,763       547,596       1,467,209
----------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                       20,000,336       551,762       1,491,471
----------------------------------------------------------------------------------------------


20   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  21

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in November 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors


22   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006
in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  23

Disclosure of Investment Advisory Agreement (concluded)

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers, or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with heir most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


24   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  25

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement with respect to the Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.


26   BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


     BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.  DECEMBER 31, 2006  27

BlackRock MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniHoldings California Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                  # HOLDCA-12/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2006

         (a)(1) BlackRock MuniHoldings California Insured Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. O'Connor is also the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Jaeckel has been a member of the Fund's management team since 2006 and Mr. O'Connor has been the Fund's portfolio manager since 1997.

         Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

         (a)(2) As of December 31, 2006:

                                                                                 (iii) Number of Other Accounts and
                          (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                               and Assets by Account Type                                Performance-Based
                        Other            Other                               Other
(i) Name              Registered         Pooled                            Registered       Other Pooled
Portfolio             Investment       Investment          Other           Investment        Investment          Other
Manager               Companies         Vehicles          Accounts         Companies          Vehicles          Accounts
                      ---------                                            ---------
Theodore R.
Jaeckel, Jr.                   80                 0                 0                 0                 1                 0
                  $28,671,262,727   $             0   $             0   $             0   $    24,560,023   $             0
Walter O'Connor                80                 0                 0                 0                 0                 0
                  $28,671,262,727   $             0   $             0   $             0   $             0   $             0

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         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of December 31, 2006:

            Portfolio Manager Compensation

            Compensation Program

               The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

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            Base compensation

               Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

            Performance-Based Compensation

               BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, California insured municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

            Long-Term Retention and Incentive Plan (LTIP)

               The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

            Cash Bonus

               Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

            Stock Bonus

               A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

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            Other Compensation Programs

               Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

            Other Benefits

               Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of December 31, 2006, Messrs. Jaeckel and O'Connor do not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of February, 2007 the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

        Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies

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        and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

        Prior to the filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at December 31, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended December 31, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

        Prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at February, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, as of February 2007, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

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12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: February 20, 2007


By: /s/ Donald C. Burke
    ----------------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: February 20, 2007